Stockholders' Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Stockholders' Equity

12. STOCKHOLDERS’ EQUITY

Concurrent with the restricted stock awards discussed in Note 16, employees and other recipients made elections under section 83(b) of the Internal Revenue Code (the “83(b) elections”), which triggered immediate recognition of compensation for federal income tax purposes. To assist the recipients with the tax liability arising from the 83(b) elections, the Company provided loans to these employees, evidenced by promissory notes (the “Stockholder Notes”), for amounts that approximate each recipient’s tax liability under the 83(b) elections. The Stockholder Notes are secured by the shares issued to the respective recipients under the Company’s 2009 Omnibus Equity Incentive Plan which, effective August 18, 2016, was renamed the AdvancePierre Foods Holdings, Inc. 2009 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) or any other equity incentive plan. In addition, the Stockholder Notes have recourse in the event of default by the recipient. Interest is charged on the outstanding balances at the mid-term applicable federal rate in effect at the issue date. As of December 31, 2016 and January 2, 2016, the interest rates on the Stockholder Notes ranged between 0.95% and 2.04%. Balances outstanding at December 31, 2016 and January 2, 2016 (which represent principal and related accrued interest) were $902 and $3,884, respectively, and are presented in the Consolidated Balance Sheets as deductions from stockholders’ equity. Interest on such Stockholder Notes, which are included in related party interest in the Consolidated Statements of Operations and Comprehensive Income, were nominal for the periods presented. During Fiscal 2016, prior to the IPO, all Stockholder Notes due from the executive officers were repaid and/or retired. Accordingly, Stockholder Notes at December 31, 2016 represent amounts due from other employees.